                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                  Case No. ____________01-10539_______
EXODUS COMMUNICATIONS, INC. et al.                                Reporting Period:  December-2001

                             AMENDED
                          MONTHLY OPERATING REPORT

                                                                                      Document     Explanation
REQUIRED DOCUMENTS                                                Form No.            Attached      Attached
------------------                                                --------            --------      --------
Schedule of Cash Receipts and Disbursements                       MOR-1              Refer to company forms
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                                      MOR-1 (CON'T)      Refer to company forms
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2              Refer to company forms
Balance Sheet                                                     MOR-3              Refer to company forms
Status of Postpetition Taxes                                      MOR-4              Refer to company forms
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed
      during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              Refer to company forms
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5              Refer to company forms
Debtor Questionnaire                                              MOR-5              Refer to company forms

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                                     Date


---------------------------------------
Signature of Joint Debtor                                               Date


/s/ Mike Healy
---------------------------------------
Signature of Authorized Individual*                                     Date


Mike Healy                                                              SVP, Finance
---------------------------------------
Printed Name of Authorized Individual                                   Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                                              FORM MOR
                                                                                             (9/99)




                                Exodus et al
                     Fixed Asset Impairment Disclosure
                             December 31, 2001
                                  AMENDED
Note 1:

Impairment of Long-Lived Assets

We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. In November 2001, we received an offer for a substantial portion of our assets that was significantly below their carrying amount recorded on the accompanying balance sheet. As such, we believe our assets are impaired, and have recorded the corresponding impairment as part of our amended Monthly Operating results for December 31, 2001.




                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No  01-10539
EXODUS COMMUNICATIONS, INC.                                        Reporting Period:__December-2001_______

                                  AMENDED
                          MONTHLY OPERATING REPORT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Document             Explanation
REQUIRED DOCUMENTS                                                Form No.              Attached              Attached
----------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                            MOR-1                    X
     Bank Reconciliation (or copies of
       debtor's bank reconciliations)                              MOR-1 (CON'T) Available upon request
     Copies of bank statements                                                   Available upon request
     Cash disbursements journals                                                 Available upon request
Statement of Operations                                            MOR-2                    X
Balance Sheet                                                      MOR-3                    X
Status of Postpetition Taxes                                       MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                   Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                               MOR-4        Given on Balance Sheet
    Listing of aged accounts payable                                            None
Accounts Receivable Reconciliation and Aging                       MOR-5        None
Debtor Questionnaire                                               MOR-5                    X





EXODUS COMMUNICATIONS, INC.,                                                    Reporting Period:           December-2001
                                                                                                              Form: Mor 1
                                  AMENDED
                          STATEMENT OF CASH FLOWS                                 Current reporting month Cumulative filing to date

Cash flows from operating activities

    Net Loss                                                                              (1,628,835,770)        (2,688,572,984)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                         23,763,055             65,011,279
        Non cash, merger, restructuring and asset impairment charges                       1,556,998,282           2,510,650,016 (1)
        Impairment loss on private investments                                                12,564,518             12,564,518
        Non cash intercompany charges                                                         (2,773,367)           (14,274,745)
        Remeasurement (gain) loss on Euro denominated senior notes                            (3,496,184)            (6,770,130)
        Amortization of deferred stock compensation                                              102,383                174,243
        Loss on equity method investments                                                      1,181,452              4,234,449
    Changes in operating assets and liabilities
        Accounts receivable                                                                   26,765,592             66,418,923
        Prepaid expenses and other current assets                                             (1,652,336)             6,310,821
        Accounts payable                                                                      10,645,163             33,066,122
        Accrued expenses                                                                      29,407,626             41,754,628
        Accrued interest payable
                                                                                 -----------------------------------------------
Net cash used for operating activities                                                        24,670,414             30,567,140
                                                                                 -----------------------------------------------

Cash flows from investing activities
    Capital expenditures                                                                      (9,578,707)           (12,165,337)
    Proceeds from sale of fixed assets
    Receipts from (funding of) other subsidiaries entities                                    (4,996,313)           (22,466,839) (2)
    Decrease of restricted cash equivalents and investments                                   12,923,818             12,923,818
    Proceeds from sale of securities                                                           3,218,719              5,005,228
    Other assets                                                                              (3,375,579)            (1,419,732)
                                                                                 -----------------------------------------------
Net cash used for investing activities                                                        (1,808,062)           (18,122,862)
                                                                                 -----------------------------------------------


Cash flows from financing activities
    Proceeds from issuance of common stock. Net                                                                          43,040
    Repayment of debt                                                                           (332,922)              (332,922)
                                                                                 -----------------------------------------------
Net cash provided by financing activities                                                       (332,922)              (289,882)
                                                                                 -----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                          22,529,430             12,154,396
    Effects of exchange rates on cash and cash equivalents                                      (136,542)              (441,814)
Cash and cash equivalents at beginning of period                                              66,966,145             77,646,451
                                                                                 -----------------------------------------------
Cash and cash equivalents at end of period                                                    89,359,033             89,359,033
                                                                                 ===============================================

Note 1:  See footnote disclosure of Impairment of Long-Lived Assets
           DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                 -----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                66,279,114            211,710,813
                                                                                 ===============================================


Note 2: Foreign subsidiary funding is as follows( See attached Schedule)                       3,079,191             11,723,402
                                                                                 ===================================================



EXODUS COMMUNICATIONS, INC.
                                                                           Reporting Period:             December-2001
                            AMENDED                                                                      Form: Mor 2
                     STATEMENT OF OPERATIONS
                                                                           Current reporting month       Cumulative filing to date
----------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                         46,635,378             181,573,546

Total Cost of Goods Sold                                                              70,158,087             196,566,513

                                                                        -------------------------------------------------
    Gross Margin                                                                     (23,522,709)            (14,992,967)

Operating Expenses:
Research & Development                                                                 2,410,556               5,467,300
Sales                                                                                 10,060,915              28,551,466
Marketing                                                                              1,040,093               3,068,851
G&A                                                                                      199,287              62,561,456
Merger, Restructuring & Asset Impairment Charges                                   1,552,309,116            2,485,814,696 (1)
Reorganization Items                                                                  31,976,632              90,471,768
GW Amort & Other Intangibles
                                                                        -------------------------------------------------
  Total Operating Expenses                                                         1,597,996,599           2,675,935,537
                                                                        -------------------------------------------------

    Operating Margin                                                              (1,621,519,308)         (2,690,928,504)

Other Expenses / (Income)
Interest Income                                                                         (435,444)               (841,884)
Interest Expense                                                                        (298,218)              2,444,704
Other Income                                                                                                    (188,854)
Other Expense                                                                         12,512,314               9,317,180
Net Loss From Equity Investment                                                        1,181,452               4,234,448
Intercompany Expense / (Income)                                                       (5,643,642)            (17,321,114)
                                                                        -------------------------------------------------
                     Total Other Expenses / (Income)                                   7,316,462              (2,355,520)
                                                                        -------------------------------------------------

  Profit / (Loss) before Tax                                                      (1,628,835,770)         (2,688,572,984)
  Tax

                                                                        -------------------------------------------------
  Profit / (Loss) after Tax                                                       (1,628,835,770)         (2,688,572,984)

  Cumulative Effect on SAB 101

                                                                        -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                  (1,628,835,770)         (2,688,572,984)
                                                                        =================================================

Note 1:  See footnote disclosure of Impairment of Long-Lived Assets

MEMO:
Reorganization expenses included above
Professional Fees                                                                      1,432,014               2,134,386
U.S. Trustee Quarterly Fees                                                               10,000                  10,000
(Gain) Loss from Sale of Assets
Debtor In Possession Loan Commitment fee                                                  12,512               2,356,538
Write-off of Foreign Subsidiaries in Liquidation                                                              58,770,553
Provision for Lease Rejection Claim Adjustment                                        30,522,106              27,200,291
Other Reorganization Expenses
                                                                        -------------------------------------------------
                                                                                      31,976,632              90,471,768
                                                                        =================================================



EXODUS COMMUNICATIONS, INC.
                                                                   Reporting Period:              December-2001
                            AMENDED                                                               Form: Mor 3
                         BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                                                             Book value
                                                                          at end of current         Book value
                                                                           reporting month      September 30, 2001
------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                      33,751,968              43,706,355
Marketable Securities                                                          55,607,065              33,940,096
Trade A/R, net of allowance for doubtful accounts                             144,794,169             199,507,415
Intercompany Receivable                                                         3,430,184             941,616,410
Other Current Assets                                                           33,873,335              72,879,234
                                                                --------------------------------------------------
  Total Current Assets                                                        271,456,721           1,291,649,510
                                                                --------------------------------------------------

Fixed Assets, Gross                                                           345,503,771           1,736,596,293  (1)
Accumulated Depreciation                                                                             (300,603,830)
                                                                --------------------------------------------------
  Property and Equipment, Net                                                 345,503,771           1,435,992,463
                                                                --------------------------------------------------

Restricted Cash Equivalents and Investments                                    15,802,793              28,726,610
LT Prepaids & Deposits                                                         28,497,482              23,123,859
Investments                                                                     2,681,744              19,480,710
Other Assets                                                                    1,372,413             509,368,320
                                                                --------------------------------------------------
  Total Other Assets                                                           48,354,432             580,699,499
                                                                --------------------------------------------------
    Total Assets                                                              665,314,924           3,308,341,472
                                                                ==================================================


Current Liabilities:
Accounts Payable                                                               11,500,072               9,012,257
Intercompany Payables
Deferred Revenue                                                               22,732,609              32,580,079
Merger & Restructuring Accrual                                                  2,303,813               3,821,291
Accrued Expenses Payable                                                       45,413,659              12,573,564
                                                                --------------------------------------------------
  Total Current Liabilities                                                    81,950,153              57,987,191
                                                                --------------------------------------------------

Deferred Rent                                                                  17,659,441              11,972,654
                                                                --------------------------------------------------
   Total Long Term Liabilities                                                  17,659,441              11,972,654
                                                                --------------------------------------------------
     Total Liabilities not Subject to Compromise                                99,609,594              69,959,845
                                                                --------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable                                              59,403,561              55,980,308
Unsecured Debt - Restructure Accrual                                          303,891,345             282,683,202
Unsecured Debt - AP & Accruals                                                200,025,253             204,452,471
Secured Debt - Loans & Leases                                                 153,620,607             153,877,723
Senior Notes                                                                1,909,267,500           1,916,320,000
Convertible Debt                                                              992,861,000           1,005,461,000
                                                                --------------------------------------------------
Total Liabilities subject to Compromise                                     3,619,069,266           3,618,774,704
                                                                --------------------------------------------------
    Total Liabilities                                                       3,718,678,860           3,688,734,549
                                                                --------------------------------------------------

Shareholders Equity
Capital Stock                                                                     585,848                 582,588
Additional Paid in Capital                                                  3,428,888,336           3,416,248,556
Unrealized Gain/Loss Available                                                   (285,702)             (3,075,702)
Exchange Difference                                                                    23                    (245)
Deferred Stock Compensation                                                      (369,471)               (543,714)
Accumulated Deficit                                                        (6,481,359,970)         (3,792,781,560)
Dividends                                                                        (823,000)               (823,000)
                                                                --------------------------------------------------
Total Shareholders Equity                                                  (3,053,363,936)           (380,393,077)
                                                                --------------------------------------------------
    Total Liabilities & Shareholders Equity                                   665,314,924           3,308,341,472
                                                                ==================================================


Note 1:  See footnote disclosure of Impairment of Long-Lived Assets
Note:    With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise



                                                    Exodus Communications, Inc.
                                                    Note 2 of the Balance Sheet
                                   Schedule for Foreign Sub Intercompany Activity-Post Petition
                                                              AMENDED
                                                        Oct-01 thrur Dec-01
                                                         Case No. 01-10539

                            EX UK        GC-UK       Ex Germany      Ex NL      GC NL   EX FR      GC FR    EX Ireland     GC Ire
                          -------------------------------------------------------------------------------------------------------
Current Month-Dec 01
--------------------
Funding                    1,500,000
Intercompany Charges       2,820,332                   746,251
Return Of Funds
AR-Receipts received
  by Exodus                 (943,713)
                          -------------------------------------------------------------------------------------------------------
Dec 01 Activity            3,376,619       -            746,251          -          -          -          -         -         -
                          =======================================================================================================


Year to Date- Oct-01
 to Dec 01
--------------------
Funding                    5,821,050    2,960,860
Intercompany Charges       8,466,014                 2,122,062                          543,763               11,461
Return Of Funds
AR-Receipts received
  by Exodus                 (643,692)

                          -------------------------------------------------------------------------------------------------------
Due from (To) Exodus
            12/31/01      13,643,372    2,960,860    2,122,062          -          -    543,763          -    11,461         -
                          =======================================================================================================
                           Ex Sing       EX Aus       GC Aus       EX HK       GOL Jap      EX Canada       Total
                          ------------------------------------------------------------------------------------------
Current Month-Dec 01
--------------------
Funding                                                                        1,579,191             -    3,079,191
Intercompany Charges                    573,094         (31)       31,452      1,085,842       981,731    6,238,671
Return Of Funds                                                                                                   -
AR-Receipts received
  by Exodus                             (44,337)                                (858,111)      (86,914)  (1,933,075)
                         -------------------------------------------------------------------------------------------
Dec 01 Activity                  -      528,757         (31)       31,452      1,806,922       894,817    7,384,787
                         ===========================================================================================



Year to Date- Oct-01
 to Dec 01
--------------------
Funding                                                           181,305      2,760,186                 11,723,402
Intercompany Charges        95,642    1,292,666         (31)     (135,085)     2,918,587     3,442,664   18,757,743
Return Of Funds                         (31,604)                                            (2,449,950)  (2,481,554)
AR-Receipts received
  by Exodus                             (44,337)                              (1,166,774)     (156,590)  (2,011,393)
                         -------------------------------------------------------------------------------------------
Due from (To) Exodus
            12/31/01        95,642    1,216,725         (31)       46,220      4,511,999       836,123   25,988,197
                         ===========================================================================================

Note: Included in November 01 funding for Japan and Hong Kong subsidiary was reibursement of
      Account Receivable receipts collected by Exodus.



EXODUS COMMUNICATIONS, INC.                                                                  Reporting Period:     December-2001
                                                             AMENDED                                               Form: Mor 4
                                                   STATUS OF POSTPETITION TAXES

                                                   Beginning        Amount                             Ending
                                                      Tax         Withheld or        Amount              Tax           Date
                                                   Liability        Accrued           Paid            Liability        Paid
                                                   ---------      -----------      ----------         ---------        ----
Federal
Income                                                             3,040,571       3,040,571                            (1)
FICA-Employee                                                        346,279         346,279                            (1)
FICA-Employer                                                        346,279         346,279                            (1)
Unemployment                                                             432             432
Medicare/ disability                                                 443,023         443,023                            (1)
Other
                                                  ---------------------------------------------------------------
   Total Federal Taxes                                             4,176,584       4,176,584
                                                  ---------------------------------------------------------------

State and Local
Income                                                               693,583         693,583                            (1)
Sales                                                  632,599       918,286         618,347             932,538        (2)
Excise
Unemployment                                                                                                            (1)
Real Property
Personal Property
Other                                                                                                                   (1)
                                                  ---------------------------------------------------------------
   Total State and Local                               632,599     1,611,869       1,311,930             932,538
                                                  ---------------------------------------------------------------

            Total Taxes                                632,599     5,788,453       5,488,514             932,538
                                                  ===============================================================

Total Employee Count                                                   1,900
                                                               ==============


(1) Paid 12/14 $2,270,473 and 12/27 $2,549,279,and  12/31 $50,415
(2) Paid $414,997 and applied $203,350 of prior credits


                                                     AGING OF ACCOUNTS PAYABLE

                                       Current        0-30            31-60           61-90            Over 90            Total
                                    ----------------------------------------------------------------------------------------------
Accounts Payable aging                  6,374,678    5,069,202                                                          11,443,880
                                    ===============================================================================================





EXODUS COMMUNICATIONS, INC.                                                  Reporting Period:          December-01
                                                                                                        Form: Mor 5
                                          AMENDED
                           ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                         464,053,478
Net amounts billed during the period                                                                        52,685,905
Amounts collected during the period                                                                        (62,175,846)
Amounts written off                                                                                         (2,543,049)
                                                                                                    -------------------
Total Accounts Receivable at the end of the reporting period                                               452,020,488
                                                                                                    -------------------
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                         Amount
----------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                             60,660,931
31 - 60 days old                                                                                            55,685,436
61 - 90 days old                                                                                            38,565,807
91+ days old                                                                                               297,108,314
                                                                                                   --------------------
Total Accounts Receivable                                                                                  452,020,488
                                                                                                   --------------------

Less: Unearned Revenue, net of unbilled items & other accruals                                             (88,936,067)
Less reserves                                                                                             (218,290,252)
                                                                                                   --------------------
Accounts Receivable (Net)                                                                                  144,794,169
                                                                                                   ====================

                                                 DEBTOR QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                       Yes              No
-------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business                                   X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession (1)            X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.      X

4.  Are workers compensation, general liability and other necessary insurance                       X
    coverages in effect?  If no, provide an explanation below.


Nothing drawn against DIP at this time - funding from cash generated from continuing operations


                                                  UNITED STATES BANKRUPTCY COURT
                                                       DISTRICT OF DELAWARE


                                                                        Case No  01-10542
AMERICAN INFORMATION SYSTEMS, INC.,                                     Reporting Period:     December-2001

                                                             AMENDED
                                                     MONTHLY OPERATING REPORT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Document              Explanation
REQUIRED DOCUMENTS                                                      Form No.               Attached               Attached
----------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                 MOR-1                 Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CON'T)         None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                 MOR-2                 Non Trading entity
Balance Sheet                                                           MOR-3                 Only Shell remains
Status of Postpetition Taxes                                            MOR-4                 None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                    MOR-4                 None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                            MOR-5                 None
Debtor Questionnaire                                                    MOR-5                 None




                                                     UNITED STATES BANKRUPTCY COURT
                                                          DISTRICT OF DELAWARE


                                                                        Case No  01-10541
ARCA SYSTEMS, INC.,                                                     Reporting Period: December-2001

                                                              AMENDED
                                                     MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Document              Explanation
REQUIRED DOCUMENTS                                                      Form No.              Attached               Attached
---------------------------------------------------------------------------------------------------------------------------------

Statement of Cash Flows                                                 MOR-1                        X
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CON'T)      Available upon request
     Copies of bank statements                                                             Available upon request
     Cash disbursements journals                                                           Available upon request
Statement of Operations                                                 MOR-2                        X
Balance Sheet                                                           MOR-3                        X
Status of Postpetition Taxes                                            MOR-4                        X
    Copies of IRS Form 6123 or payment receipt                                             Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                    MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                                 X
Accounts Receivable Reconciliation and Aging                            MOR-5                        X
Debtor Questionnaire                                                    MOR-5                        X





ARCA SYSTEMS, INC.,                                                       Reporting Period: December-2001
                                                                                              Form: Mor 1
                                                     AMENDED
                                              STATEMENT OF CASH FLOWS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  current       Cumulative filing
                                                                              reporting month       to date
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

    Net Loss                                                                      (482,935)          (691,266)
    Adjustments to reconcile net loss to net cash used for operating activities:
       Depreciation and amortization                                                 3,636             52,635
       Non cash, merger, restructuring and asset impairment charges
       Non cash intercompany charges                                               (33,213)          (148,154)
       Remeasurement (gain) loss on Euro denominated senior notes
       Provision of Bad Debt                                                       368,004            368,004
       Amortization of deferred stock compensation
       Loss on equity method investments
    Changes in operating assets and liabilities
       Accounts receivable                                                          38,940            (69,450)
       Prepaid expenses and other current assets                                    54,569             54,569
       Accounts payable                                                             20,487             19,042
       Accrued expenses                                                           (240,788)          (232,389)
       Accrued interest payable
                                                                         -------------------------------------
Net cash used for operating activities                                            (271,300)          (647,009)
                                                                         -------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                         360,000            702,841
    Increase of restricted cash equivalents and investments
    Other assets                                                                    12,611             12,611
                                                                         -------------------------------------
Net cash used for investing activities                                             372,611            715,452
                                                                         -------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                         -------------------------------------
Net cash provided by financing activities
                                                                         -------------------------------------

Net increase (decrease) in cash and cash equivalents                               101,311             68,443
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                    17,723             50,591
                                                                         -------------------------------------
Cash and cash equivalents at end of period                                         119,034            119,034
                                                                         =====================================

----------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
----------------------------------------------------------------------------------------------------------------------------------
                                                                         -------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                     378,231            851,555
                                                                         =====================================



ARCA SYSTEMS, INC.,                                                 Reporting Period:                December-2001
                                                     AMENDED                                         Form: Mor 2
                                            STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------
                                                                              current               Cumulative filing
                                                                          reporting month                to date
----------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                 (285,797)                  (79,290)

Total Cost of Goods Sold                                                       117,592                   398,556

                                                                     --------------------------------------------------
    Gross Margin                                                              (403,389)                 (477,846)

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                             46,964                   120,838
Merger, Restructuring & Asset Impairment Charges
Reorganization Items                                                                                      60,000
GW Amort & Other Intangibles
                                                                     --------------------------------------------------
  Total Operating Expenses                                                      46,964                   180,838
                                                                     --------------------------------------------------

    Operating Margin                                                          (450,353)                 (658,684)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense                                                                   32,582                    32,582
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                     --------------------------------------------------
                Total Other Expenses / (Income)                                 32,582                    32,582
                                                                     --------------------------------------------------

  Profit / (Loss) before Tax                                                  (482,935)                 (691,266)
  Tax

                                                                     --------------------------------------------------
  Profit / (Loss) after Tax                                                   (482,935)                 (691,266)

  Cumulative Effect on SAB 101

                                                                     --------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                              (482,935)                 (691,266)
                                                                     ==================================================

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim                                                                       60,000
Other Reorganization Expenses
                                                                     --------------------------------------------------
                                                                                                          60,000
                                                                     ==================================================



ARCA SYSTEMS, INC.,                                           Reporting Period:              December-2001
                              AMENDED                                                        Form: Mor 3
                           BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                                              Book value at end of                Book value
                                                              current reporting month        September 30, 2001
------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                              119,034               50,591
Marketable Securities
Trade A/R, net of allowance for doubtful accounts s                    687,762              986,316
Other Current Assets                                                                         54,569
                                                              ----------------------------------------------------
  Total Current Assets                                                 806,796            1,091,476
                                                              ----------------------------------------------------

Fixed Assets, Gross                                                  1,380,335            1,380,335
Accumulated Depreciation                                            (1,337,743)          (1,285,108)
                                                              ----------------------------------------------------
  Property and Equipment, Net                                           42,592               95,227
                                                              ----------------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits                                                  20,025               32,636
Investments
Other Assets
                                                              ----------------------------------------------------
  Total Other Assets                                                    20,025               32,636
                                                              ----------------------------------------------------
    Total Assets                                                       869,413            1,219,339
                                                              ====================================================


Current Liabilities:
Accounts Payable                                                        28,492                9,520
Intercompany Payables                                                  554,687
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                               254,817              547,206
                                                              ----------------------------------------------------
  Total Current Liabilities                                            837,996              556,726
                                                              ----------------------------------------------------
Deferred Rent
                                                              ----------------------------------------------------
  Total Long Term Liabilities
                                                              ----------------------------------------------------
    Total Liabilities not Subject to Compromise                        837,996              556,726
                                                              ----------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual                                    87,499               27,499
Unsecured Debt - AP & Accruals                                           3,470                3,400
Unsecured Debt - Intercompany Payables                               1,687,562            1,687,562
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                              ----------------------------------------------------
Total Liabilities subject to Compromise                              1,778,531            1,718,461
                                                              ----------------------------------------------------
    Total Liabilities                                                2,616,527            2,275,187
                                                              ----------------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                             781,073              781,073
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                 (2,528,187)          (1,836,921)
Dividends
                                                              ----------------------------------------------------
Total Shareholders Equity                                           (1,747,114)          (1,055,848)
                                                              ----------------------------------------------------
    Total Liabilities & Shareholders Equity                            869,413            1,219,339
                                                              ====================================================

Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise




ARCA SYSTEMS, INC.,                                                                            Reporting Period:     December-2001
                                                AMENDED Form: Mor 4
                                           STATUS OF POSTPETITION TAXES

                                                    Beginning           Amount                       Ending
                                                       Tax           Withheld or        Amount         Tax               Date
                                                    Liability          Accrued          Paid        Liability            Paid
                                                    ---------          -------          ----        ---------            ----
Federal
Income                                                                  20,519          20,519                            (1)
FICA-Employee                                                            2,111           2,111                            (1)
FICA-Employer                                                            2,111           2,111                            (1)
Unemployment
Medicare/ disability                                                     3,394           3,394                            (1)
Other
                                                  -----------------------------------------------------------------
   Total Federal Taxes                                                  28,135          28,135
                                                  -----------------------------------------------------------------

State and Local
Income                                                                   6,610           6,610                            (1)
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                  -----------------------------------------------------------------
   Total State and Local                                                 6,610           6,610
                                                  -----------------------------------------------------------------

            Total Taxes                                                 34,745          34,745
                                                  =================================================================

Total Employee Count                                                        14
                                                                ===============


(1) Paid 12/14 $16,933 and 12/27 $16,308 and 12/31 $1,504


                                                     AGING OF ACCOUNTS PAYABLE

                                       Current        0-30          31-60          61-90           Over 90           Total
                                     ---------------------------------------------------------------------------------------------
Accounts Payable aging                  20,488        5,512         2,492                                           28,492
                                     =============================================================================================



ARCA SYSTEMS, INC.,                                                          Reporting Period:         December-01
                                                                                                       Form: Mor 5
                                                     AMENDED
                                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                           1,043,895
Net amounts billed during the period                                                                            25,380
Amounts collected during the period                                                                           (121,146)
Amounts written off
                                                                                                    -------------------
Total Accounts Receivable at the end of the reporting period                                                   948,129
                                                                                                    -------------------
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                         Amount
----------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                                 25,380
31 - 60 days old                                                                                                97,615
61 - 90 days old                                                                                               127,001
91+ days old                                                                                                   698,133
                                                                                                    -------------------
Total Accounts Receivable                                                                                      948,129
                                                                                                    -------------------
Less reserves                                                                                                 (644,010)
Plus unbilled work                                                                                             383,643
                                                                                                    -------------------
Accounts Receivable (Net)                                                                                      687,762
                                                                                                    ===================

                                                 DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                       Yes              No
----------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business                                   X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)           X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.      X

4.  Are workers compensation, general liability and other necessary insurance                       X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account




                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                             Case No  01-10544
COHESIVE TECHNOLOGY SOLUTIONS, INC.,                         Reporting Period:__December-2001_______

                          AMENDED
                                            MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Document               Explanation
REQUIRED DOCUMENTS                                                         Form No.             Attached               Attached
----------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                    MOR-1                         X
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1n(CON'T)       Available upon request
     Copies of bank statements                                                                 Available upon request
     Cash disbursements journals                                                               Available upon request
Statement of Operations                                                    MOR-2                         X
Balance Sheet                                                              MOR-3                         X
Status of Postpetition Taxes                                               MOR-4                         X
    Copies of IRS Form 6123 or payment receipt                                                 Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                       MOR-4               Given on Balance Sheet
    Listing of aged accounts payable                                                           None
Accounts Receivable Reconciliation and Aging                               MOR-5               None
Debtor Questionnaire                                                       MOR-5                         X





COHESIVE TECHNOLOGY SOLUTIONS, INC.,                                    Reporting Period:     December-2001       Reporting Period:
                                                                                               Form: Mor 1
                                                      AMENDED
                                              STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------------------------------------
                                                                           current            Cumulative
                                                                       reporting month      filing to date
--------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

   Net Loss                                                              (1,394,961)        (5,151,451)
   Adjustments to reconcile net loss to net cash used
   for operating activities:
     Depreciation and amortization
     Non cash, merger, restructuring and asset impairment charges
     Non cash intercompany charges
     Remeasurement (gain) loss on Euro denominated senior notes
     Amortization of deferred stock compensation
     Loss on equity method investments
   Changes in operating assets and liabilities
     Accounts receivable
     Prepaid expenses and other current assets                                4,900             (2,497)
     Accounts payable
     Accrued expenses                                                      (196,323)        (1,798,661)
     Accrued interest payable
                                                                       --------------------------------
Net cash used for operating activities                                   (1,586,384)        (6,952,609)
                                                                       --------------------------------

Cash flows from investing activities
   Capital expenditures
   Receipts from (funding of) other subsidiaries entities                 1,554,555          6,714,227
   Increase of restricted cash equivalents and investments
   Other assets
                                                                       --------------------------------
Net cash used for investing activities                                    1,554,555          6,714,227
                                                                       --------------------------------

Cash flows from financing activities
   Proceeds from issuance of common stock. Net
                                                                       --------------------------------
Net cash provided by financing activities
                                                                       --------------------------------

Net increase (decrease) in cash and cash equivalents                        (31,829)          (238,382)
   Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                           (108,987)            97,566
                                                                       --------------------------------
Cash and cash equivalents at end of period                                 (140,816)          (140,816)
                                                                       ================================



----------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
----------------------------------------------------------------------------------------------------------------------------------

                                                                       --------------------------------
Total disbursements for calculating US. Trustee quarterly fees            1,519,446          6,678,870
                                                                       ================================



COHESIVE TECHNOLOGY SOLUTIONS, INC.,
                                                                    Reporting Period:      December-2001

                                              AMENDED                                       Form: Mor 2
                                        STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------------------
                                                                         current            Cumulative
                                                                     reporting month       filing to date
-------------------------------------------------------------------------------------------------------------
Total Revenue

Total Cost of Goods Sold                                                    (524,446)         3,139,385

                                                                ----------------------------------------
    Gross Margin                                                             524,446         (3,139,385)

Operating Expenses:
Research & Development                                                        76,425             76,425
Sales                                                                       (268,523)            84,882
Marketing                                                                     (7,128)            16,955
G&A                                                                        2,118,633          1,837,790
Merger, Restructuring & Asset Impairment Charges
Reorganization Items
GW Amort & Other Intangibles
                                                                ----------------------------------------
  Total Operating Expenses                                                 1,919,407          2,016,052
                                                                ----------------------------------------

    Operating Margin                                                      (1,394,961)        (5,155,437)

Other Expenses / (Income)
Interest Income                                                                                  (3,986)
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)
                                                                ----------------------------------------
                Total Other Expenses / (Income)                                                  (3,986)
                                                                ----------------------------------------

  Profit / (Loss) before Tax                                              (1,394,961)        (5,151,451)
  Tax

                                                                ----------------------------------------
  Profit / (Loss) after Tax                                               (1,394,961)        (5,151,451)

  Cumulative Effect on SAB 101

                                                                ----------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                          (1,394,961)        (5,151,451)
                                                                ========================================



MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                ----------------------------------------

                                                                ========================================



COHESIVE TECHNOLOGY SOLUTIONS, INC.,
                                                               Reporting Period:         December-2001
                           AMENDED                                                        Form: Mor 3
                        BALANCE SHEET

--------------------------------------------------------------------------------------------------
                                                       Book value               Book value
                                                       at end of current       September 30,
                                                       reporting month           2001
--------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                           97,566
Marketable Securities
Trade A/R, net of allowance for
   doubtful accounts
Intercompany Receivables                                    37,815,873          44,507,841
Other Current Assets                                             7,397               4,901
                                                       ------------------------------------
   Total Current Assets                                      37,823,270          44,610,308
                                                       ------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                       ------------------------------------
  Property and Equipment, Net
                                                       ------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                       ------------------------------------
  Total Other Assets
                                                       ------------------------------------
    Total Assets                                            37,823,270          44,610,308
                                                       ====================================


Current Liabilities:
Cash Overdraft (see note)                                      140,816
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                     1,282,716           2,858,676
                                                       ------------------------------------
  Total Current Liabilities                                  1,423,532           2,858,676
                                                       ------------------------------------

Deferred Rent
                                                       ------------------------------------
  Total Long Term Liabilities
                                                       ------------------------------------
    Total Liabilities not Subject to Compromise              1,423,532           2,858,676
                                                       ------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals                                 125,203             325,646
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                       ------------------------------------
Total Liabilities subject to Compromise                        125,203             325,646
                                                       ------------------------------------
    Total Liabilities                                        1,548,735           3,184,322
                                                       ------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                 111,438,701         111,438,701
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                        (75,164,166)        (70,012,715)
Dividends
                                                       ------------------------------------
Total Shareholders Equity                                   36,274,535          41,425,986
                                                       ------------------------------------
    Total Liabilities & Shareholders Equity                 37,823,270          44,610,308
                                                       ====================================



Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise

Note: Cash is draw on a zero balance account and the over withdrawal represents Outstanding payroll checks





COHESIVE TECHNOLOGY SOLUTIONS, INC.,
                                                                                             Reporting Period:     December-2001
                                                           AMENDED                                                 Form: Mor 4
                                                   STATUS OF POSTPETITION TAXES

                                                   Beginning      Amount                           Ending
                                                      Tax       Withheld or      Amount              Tax               Date
                                                   Liability      Accrued         Paid            Liability            Paid
Federal
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                                  ---------------------------------------------------------------
   Total Federal Taxes
                                                  ---------------------------------------------------------------

State and Local
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                  ---------------------------------------------------------------
   Total State and Local
                                                  ---------------------------------------------------------------

            Total Taxes
                                                  ===============================================================


Total Employee Count- See note                                             -
                                                               ==============


Note: January 1, 2002 all employees were transferred to Exds, Inc.

                                                     AGING OF ACCOUNTS PAYABLE

                                       Current        0-30         31-60          61-90            Over 90             Total

Accounts Payable aging
                                     ==============================================================================================



COHESIVE TECHNOLOGY SOLUTIONS, INC.,
                                                                                     Reporting Period:    December-01
                                                                                                          Form: Mor 5
                                            AMENDED
                           ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
----------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                   --------------------
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                         Amount
----------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                   --------------------
Total Accounts Receivable
                                                                                                   --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                   --------------------
Accounts Receivable (Net)
                                                                                                   ====================


                                                 DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                          Yes              No
----------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business                                     X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)             X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.        X

4.  Are workers compensation, general liability and other necessary insurance                         X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account





                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE

GlobalCenter, Inc.,
                                                                               Case No 01-10545
                                                                               Reporting Period:   December-2001

                                                      AENDED
                                            MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Document                 Explanation
REQUIRED DOCUMENTS                                         Form No.              Attached                  Attached
----------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                    MOR-1                         X
     Bank Reconciliation (or copies of debtor's            MOR-1 (CON'T)       Petty cash only
           bank reconciliations)
     Copies of bank statements                                                 Bank account closed
     Cash disbursements journals                                               Bank account closed
Statement of Operations                                    MOR-2                         X
Balance Sheet                                              MOR-3                         X
Status of Postpetition Taxes                               MOR-4                         X
    Copies of IRS Form 6123 or payment receipt                                 Available upon request
    Copies of tax returns filed during reporting period                        Available upon request
Summary of Unpaid Postpetition Debts                       MOR-4               Intercompany debt
    Listing of aged accounts payable                                           None
Accounts Receivable Reconciliation and Aging               MOR-5                         X
Debtor Questionnaire                                       MOR-5                         X





GlobalCenter, Inc.,                                                    Reporting Period:       December-2001
                                                                                                Form: Mor 1
                                                    AMENDED
                                              STATEMENT OF CASH FLOWS
-------------------------------------------------------------------------------------------------------------
                                                                    current reporting      Cumulative filing
                                                                         month                  to date
-------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Loss                                                           (192,093,260)        (229,495,253)
    Adjustments to reconcile net loss to net cash used for
    operating activities:
      Depreciation and amortization                                       1,339,661            3,259,620
      Non cash, merger, restructuring and asset impairment charges      189,163,024          224,561,143   (1)
      Non cash intercompany billed revenue and charges                    1,558,212            1,579,446
      Remeasurement (gain) loss on Euro denominated senior notes
      Amortization of deferred stock compensation
      Loss on equity method investments
    Changes in operating assets and liabilities
      Accounts receivable
      Prepaid expenses and other current assets                              31,342               94,023
      Accounts payable
      Accrued expenses
      Accrued interest payable
                                                                       ----------------------------------
Net cash used for operating activities                                       (1,021)              (1,021)
                                                                       ----------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities
    Increase of restricted cash equivalents and investments
    Other assets
                                                                        ----------------------------------
Net cash used for investing activities
                                                                       ----------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                       ----------------------------------
Net cash provided by financing activities
                                                                       ----------------------------------

Net increase (decrease) in cash and cash equivalents                         (1,021)              (1,021)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                              1,021                1,021
                                                                       ----------------------------------
Cash and cash equivalents at end of period
                                                                       ==================================

 Note 1: See footnote disclosure of Impairment of Long-Lived Assets

----------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
----------------------------------------------------------------------------------------------------------------------------------
                                                                      -----------------------------------
Total disbursements for calculating US. Trustee quarterly fees
                                                                      ===================================





GlobalCenter, Inc.,                                             Reporting Period:       December-2001
                                                AMENDED                                  Form: Mor 2
                                        STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------------------
                                                                 current reporting        Cumulative filing
                                                                       month                   to date
----------------------------------------------------------------------------------------------------------------
Total Revenue                                                                                      5,355

Total Cost of Goods Sold                                                   1,222,515           3,099,621

                                                                -----------------------------------------
    Gross Margin                                                          (1,222,515)         (3,094,266)

Operating Expenses:
Research & Development                                                         1,529               9,237
Sales                                                                          9,574              26,264
Marketing                                                                                            206
G&A                                                                          126,627             384,654
Merger, Restructuring & Asset Impairment Charges                         190,647,315         225,917,311   (1)
Reorganization Items                                                          85,700              85,700
GW Amort & Other Intangibles
                                                                -----------------------------------------
  Total Operating Expenses                                               190,870,745         226,423,372
                                                                -----------------------------------------

    Operating Margin                                                    (192,093,260)       (229,517,638)

Other Expenses / (Income)
Interest Income                                                                                  (22,385)
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)
                                                                -----------------------------------------
                 Total Other Expenses / (Income)                                                 (22,385)
                                                                 -----------------------------------------

  Profit / (Loss) before Tax                                            (192,093,260)       (229,495,253)
  Tax

                                                                -----------------------------------------
  Profit / (Loss) after Tax                                             (192,093,260)       (229,495,253)

  Cumulative Effect on SAB 101
                                                                -----------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                        (192,093,260)       (229,495,253)
                                                                =========================================

Note 1: See footnote disclosure of Impairment of Long-Lived Assets


MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets                                               85,700              85,700
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                ----------------------------------------
                                                                              85,700              85,700
                                                                ========================================






GlobalCenter, Inc.,                                       Reporting Period:    December-2001
                         AMENDED                                                Form: Mor 3
                      BALANCE SHEET
                                                          Book value at end of    Book value
                                                           current reporting      September 30,
                                                                month                2001
-------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                            1,021
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable
Other Current Assets                                            790,828         12,197,587
                                                     --------------------------------------
  Total Current Assets                                          790,828         12,198,608
                                                     --------------------------------------

Fixed Assets, Gross                                             200,025        234,642,305  (1)
Accumulated Depreciation                                                       (10,638,185)
                                                     --------------------------------------
  Property and Equipment, Net                                   200,025        224,004,120
                                                     --------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                     --------------------------------------
  Total Other Assets
                                                     --------------------------------------
    Total Assets                                                990,853        236,202,728
                                                     ======================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                     --------------------------------------
  Total Current Liabilities
                                                     --------------------------------------

Deferred Rent                                                                    4,191,110
                                                     --------------------------------------
  Total Long Term Liabilities                                                    4,191,110
                                                     --------------------------------------
    Total Liabilities not Subject to Compromise                                  4,191,110
                                                     --------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Unsecured Debt - Intercompany Payables                      405,953,922        407,490,897
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                     --------------------------------------
Total Liabilities subject to Compromise                     405,953,922        407,490,897
                                                     --------------------------------------
    Total Liabilities                                       405,953,922        411,682,007
                                                     --------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital
Unrealized Gain/Loss Available                                  (54,442)           (65,905)
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                        (404,908,627)      (175,413,374)
Dividends
                                                     --------------------------------------
Total Shareholders Equity                                  (404,963,069)      (175,479,279)
                                                     --------------------------------------
    Total Liabilities & Shareholders Equity                     990,853        236,202,728
                                                     ======================================


Note 1:  See footnote disclosure of Impairment of Long-Lived Assets
Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise




GlobalCenter, Inc.,                                                                          Reporting Period:     December-01
              AMENDED                                                                                              Form: Mor 4
                                                  STATUS OF POSTPETITION TAXES

                                                   Beginning      Amount                           Ending
                                                      Tax       Withheld or      Amount              Tax              Date
                                                   Liability      Accrued         Paid            Liability           Paid
Federal
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                                  ---------------------------------------------------------------
   Total Federal Taxes
                                                  ---------------------------------------------------------------

State and Local
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                   ---------------------------------------------------------------
   Total State and Local
                                                   ---------------------------------------------------------------

            Total Taxes
                                                   ===============================================================

Note: Pay through Exodus, Inc


                                                                   AGING OF ACCOUNTS PAYABLE

                                       Current        0-30         31-60          61-90            Over 90            Total

Accounts Payable aging
                                    ============================================================================================



GlobalCenter, Inc.,                                                          Reporting Period:         December-01
                                                                                                       Form: Mor 5
                                              AMENDED
                           ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                   --------------------
------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                         Amount
------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                   --------------------
Total Accounts Receivable
                                                                                                   --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                   --------------------
Accounts Receivable (Net)
                                                                                                   ====================


                                                 DEBTOR QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                   Yes              No
------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business                               X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession (1 )       X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation         X
    below.

4.  Are workers compensation, general liability and other necessary insurance                   X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account





                                                UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF DELAWARE


                                                                                     Case No 01-10546
GlobalCenter Holding, Co.,                                                           Reporting Period:   December-2001

                                                        AMENDED
                                                MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------
                                                                                          Document                 Explanation
REQUIRED DOCUMENTS                                                  Form No.              Attached                 Attached
---------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                             MOR-1                  Non Trading entity
     Bank Reconciliation (or copies of debtor's                     MOR-1 (CON'T)          None
           bank reconciliations)
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                             MOR-2                  Non Trading entity
Balance Sheet                                                       MOR-3                  Only Shell remains
Status of Postpetition Taxes                                        MOR-4                  None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                MOR-4                  None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                        MOR-5                  None
Debtor Questionnaire                                                MOR-5                  None




                                                     UNITED STATES BANKRUPTCY COURT
                                                          DISTRICT OF DELAWARE


                                                                  Case No  01-10548
KeyLabs, Inc.,                                                    Reporting Period:       December-2001

                             AMENDED
                                                        MONTHLY OPERATING REPORT
------------------------------------------------------------------------------------------------------------------------------
                                                                                                Document          Explanation
REQUIRED DOCUMENTS                                                Form No.                      Attached           Attached
------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                           MOR-1                            X
     Bank Reconciliation (or copies of debtor's                   MOR-1 (CON'T)         No operational bank account
             bank reconciliations)
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2                             X
Balance Sheet                                                     MOR-3                             X
Status of Postpetition Taxes                                      MOR-4                 No employees
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4                 Intercompany debt
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5                            X
Debtor Questionnaire                                              MOR-5                            X







KeyLabs, Inc.,                                              Reporting Period:      December-2001
                                                                                    Form: Mor 1
                                              AMENDED
                                     STATEMENT OF CASH FLOWS
-----------------------------------------------------------------------------------------------------------
                                                                   current reporting     Cumulative filing
                                                                         month               to date
-----------------------------------------------------------------------------------------------------------
Cash flows from operating activities

    Net Loss                                                         (133,536)            (3,833,502)
    Adjustments to reconcile net loss to net cash used
     for operating activities:
       Depreciation and amortization
       Non cash, merger, restructuring and asset
          impairment charges                                                               3,699,593
       Non cash intercompany charges
       Remeasurement (gain) loss on Euro denominated
          senior notes
       Provision of Bad Debt                                          133,536                133,536
       Amortization of deferred stock compensation
       Loss on equity method investments
    Changes in operating assets and liabilities
       Accounts receivable                                                                    16,600
       Prepaid expenses and other current assets
       Accounts payable
       Accrued expenses
       Accrued interest payable
                                                                   ----------------------------------
Net cash used for operating activities                                                        16,227
                                                                   ----------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                                  (455,707)
    Increase of restricted cash equivalents and investments
    Other assets
                                                                   ----------------------------------
Net cash used for investing activities                                                      (455,707)
                                                                   ----------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                  ----------------------------------
Net cash provided by financing activities
                                                                  ----------------------------------

Net increase (decrease) in cash and cash equivalents                                        (439,480)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                             439,480
                                                                  ----------------------------------
Cash and cash equivalents at end of period
                                                                  ==================================


---------------------------------------------------------------------------------------------------------
                             DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------

                                                                   ------------------------------
Total disbursements for calculating US. Trustee quarterly fees                           484,930
                                                                   ==============================





KeyLabs, Inc.,                                               Reporting Period:       December-2001
                                        AMENDED                                      Form: Mor 2
                                STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------
                                                              current reporting        Cumulative filing
                                                                    month                  to date
---------------------------------------------------------------------------------------------------------
Total Revenue                                                                                  50

Total Cost of Goods Sold

                                                             -------------------------------------
     Gross Margin                                                                               50

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                   133,536             133,959
Merger, Restructuring & Asset Impairment Charges                                        3,699,593
Reorganization Items
GW Amort & Other Intangibles
                                                             -------------------------------------
  Total Operating Expenses                                            133,536           3,833,552
                                                             -------------------------------------

    Operating Margin                                                 (133,536)         (3,833,502)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                             -------------------------------------
               Total Other Expenses / (Income)
                                                             -------------------------------------

  Profit / (Loss) before Tax                                         (133,536)         (3,833,502)
  Tax

                                                             -------------------------------------
  Profit / (Loss) after Tax                                          (133,536)         (3,833,502)

  Cumulative Effect on SAB 101

                                                             -------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                     (133,536)         (3,833,502)
                                                             =====================================



MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                             -------------------------------------

                                                             =====================================




KeyLabs, Inc.,                                                  Reporting Period:         December-2001
                            AMENDED                                                        Form: Mor 3
                         BALANCE SHEET
---------------------------------------------------------------------------------------------
                                                     Book value at           Book value
                                                     end of current          September 30,
                                                     reporting  month        2001
---------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                     439,480
Marketable Securities
Trade A/R, net of allowance for
   doubtful accounts                                                          170,136
Intercompany Receivable                                  20,000             5,587,192
Other Current Assets
                                                      --------------------------------
  Total Current Assets                                   20,000             6,196,808
                                                      --------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                      --------------------------------
  Property and Equipment, Net
                                                      --------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                      --------------------------------
  Total Other Assets
                                                      --------------------------------
    Total Assets                                         20,000             6,196,808
                                                      ================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                      --------------------------------
  Total Current Liabilities
                                                      --------------------------------

Deferred Rent
                                                      --------------------------------
  Total Long Term Liabilities
                                                      --------------------------------
    Total Liabilities not Subject to Compromise
                                                      --------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                      --------------------------------
Total Liabilities subject to Compromise
                                                      --------------------------------
    Total Liabilities
                                                      --------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                  2,343,306
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                      20,000             3,853,502
Dividends
                                                      --------------------------------
Total Shareholders Equity                                20,000             6,196,808
                                                      --------------------------------
    Total Liabilities & Shareholders Equity              20,000             6,196,808
                                                      ================================



Note: With the exception of liabilities approved by the court as payable, re-petition debt is recorded under debts subject to compromise





KeyLabs, Inc.,                                                          Reporting Period:        December-2001
                                                                                                  Form: Mor 5
                                            AMENDED
                            ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                       Amount
---------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                    153,536
Net amounts billed during the period
Amounts collected during the period                                                                   (20,000)
Amounts written off                                                                                   (34,014)
                                                                                          --------------------
Total Accounts Receivable at the end of the reporting period                                           99,522
                                                                                          --------------------

---------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                Amount
---------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old                                                                                           99,522
                                                                                          --------------------
Total Accounts Receivable                                                                              99,522
                                                                                          --------------------
Less reserves                                                                                         (99,522)
Plus unbilled work
                                                                                          --------------------
Accounts Receivable (Net)
                                                                                          ====================

                                             DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                  Yes          No
---------------------------------------------------------------------------------------------------------------

1.  Have any assets been sold or transferred outside the normal course of business                          X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)     X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation       X
    below.

4.  Are workers compensation, general liability and other necessary insurance                 X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account





                                                     UNITED STATES BANKRUPTCY COURT
                                                          DISTRICT OF DELAWARE


                                                                     Case No 01-10549
Planet, Inc.,                                                        Reporting Period:          December-2001

                                                        AMENDED
                                                MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Document                   Explanation
REQUIRED DOCUMENTS                                                Form No.                Attached                   Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                           MOR-1                   Non Trading entity
     Bank Reconciliation (or copies of debtor's
             bank reconciliations)                                MOR-1 (CON'T)           None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2                   Non Trading entity
Balance Sheet                                                     MOR-3                   Only Shell remains
Status of Postpetition Taxes                                      MOR-4                   None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4                   None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5                   None
Debtor Questionnaire                                              MOR-5                   None





                                                 UNITED STATES BANKRUPTCY COURT
                                                      DISTRICT OF DELAWARE


                                                                  Case No 01-10551
Service Metrics, Inc.                                             Reporting Period:   December-2001

                                                              AMENDED
                                                    MONTHLY OPERATING REPORT
------------------------------------------------------------------------------------------------------------------------------
                                                                                           Document              Explanation
REQUIRED DOCUMENTS                                                Form No.                 Attached              Attached
------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                           MOR-1                              X
     Bank Reconciliation (or copies of debtor's
         bank reconciliations)                                    MOR-1 (CON'T)            No bank account
     Copies of bank statements                                                             Available upon request
     Cash disbursements journals                                                           Available upon request
Statement of Operations                                           MOR-2                              X
Balance Sheet                                                     MOR-3                              X
Status of Postpetition Taxes                                      MOR-4                              X
    Copies of IRS Form 6123 or payment receipt                                             Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4                    Given on Balance Sheet
    Listing of aged accounts payable                                                                 X
Accounts Receivable Reconciliation and Aging                      MOR-5                              X
Debtor Questionnaire                                              MOR-5                              X






Service Metrics, Inc.                                                Reporting Period:      December-2001
                                                                                             Form: Mor 1
                                                     AMENDED
                                              STATEMENT OF CASH FLOWS

---------------------------------------------------------------------------------------------------------------
                                                                      current reporting      Cumulative filing
                                                                            month                 to date
---------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

    Net Loss                                                                   (1,285,439)        (3,286,214)
    Adjustments to reconcile net loss to net cash used
     for operating activities:
       Depreciation and amortization                                              144,679            445,105
       Non cash, merger, restructuring and asset impairment charges             1,093,761          1,167,607 (1)
       Non cash intercompany charges                                                               1,626,503
       Remeasurement (gain) loss on Euro denominated senior notes
       Amortization of deferred stock compensation
       Loss on equity method investments
    Changes in operating assets and liabilities
       Accounts receivable
       Prepaid expenses and other current assets
       Accounts payable
       Accrued expenses                                                             3,258              3,258
       Accrued interest payable
                                                                     ----------------------------------------
Net cash used for operating activities                                            (43,741)           (43,741)
                                                                     ----------------------------------------

Cash flows from investing activities
    Capital expenditures
    Proceeds from sales of fixed assets                                            43,741             43,741
    Receipts from (funding of) other subsidiaries entities
    Increase of restricted cash equivalents and investments
    Other assets
                                                                     ----------------------------------------
Net cash used for investing activities                                             43,741             43,741
                                                                     ----------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                     ----------------------------------------
Net cash provided by financing activities
                                                                     ----------------------------------------

Net increase (decrease) in cash and cash equivalents
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period
                                                                     ----------------------------------------
Cash and cash equivalents at end of period
                                                                     ========================================

Note 1:  See footnote disclosure of Impairment of Long-Lived Assets

---------------------------------------------------------------------------------------------------------------
                             DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------

                                                                     ----------------------------------------
Total disbursements for calculating US. Trustee quarterly fees
                                                                     ========================================



Service Metrics, Inc.                                           Reporting Period:      December-2001
                                                AMENDED                                 Form: Mor 2
                                         STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------------
                                                                current reporting       Cumulative filing
                                                                      month                  to date
----------------------------------------------------------------------------------------------------------
Total Revenue

Total Cost of Goods Sold                                                    4,567                  10,443

                                                                ------------------------------------------
    Gross Margin                                                           (4,567)                (10,443)

Operating Expenses:
Research & Development                                                      4,382                  13,146
Sales                                                                       1,318                   4,016
Marketing                                                                   1,623                   4,969
G&A                                                                       132,789                 412,531
Merger, Restructuring & Asset Impairment Charges                        1,141,030               2,841,379  (1)
Reorganization Items                                                         (270)                   (270)
GW Amort & Other Intangibles
                                                                ------------------------------------------
  Total Operating Expenses                                              1,280,872               3,275,771
                                                                ------------------------------------------

    Operating Margin                                                   (1,285,439)             (3,286,214)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                ------------------------------------------
                 Total Other Expenses / (Income)
                                                                ------------------------------------------

  Profit / (Loss) before Tax                                           (1,285,439)             (3,286,214)
  Tax

                                                                ------------------------------------------
  Profit / (Loss) after Tax                                            (1,285,439)             (3,286,214)

  Cumulative Effect on SAB 101

                                                                 ------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                       (1,285,439)             (3,286,214)
                                                                ==========================================

Note 1:  See footnote disclosure of Impairment of Long-Lived Assets

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets                                              (270)                   (270)
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                ------------------------------------------
                                                                             (270)                   (270)
                                                                ==========================================




Service Metrics, Inc.                                      Reporting Period:      December-2001
                         AMENDED                                                   Form: Mor 3
                      BALANCE SHEET
------------------------------------------------------------------------------------------------
                                                         Book value at end      Book value
                                                         of current             September 30,
                                                         reporting month        2001
------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable                                                          1,626,503
Other Current Assets
                                                           --------------------------------
  Total Current Assets                                                           1,626,503
                                                           --------------------------------

Fixed Assets, Gross                                                              5,743,676  (1)
Accumulated Depreciation                                                        (4,087,222)
                                                           --------------------------------
  Property and Equipment, Net                                                    1,656,454
                                                           --------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                           --------------------------------
  Total Other Assets
                                                            --------------------------------
    Total Assets                                                                  3,282,957
                                                           ================================


Current Liabilities
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                          3,258
                                                           --------------------------------
  Total Current Liabilities                                       3,258
                                                           --------------------------------

Deferred Rent
                                                           --------------------------------
  Total Long Term Liabilities
                                                           --------------------------------
    Total Liabilities not Subject to Compromise                   3,258
                                                           --------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                            --------------------------------
Total Liabilities subject to Compromise
                                                           --------------------------------
    Total Liabilities                                             3,258
                                                           --------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                    19,148,477         19,148,477
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                          (19,151,735)       (15,865,520)
Dividends
                                                           --------------------------------
Total Shareholders Equity                                         (3,258)         3,282,957
                                                           --------------------------------
    Total Liabilities & Shareholders Equity                                       3,282,957
                                                           =================================

Note 1:  See footnote disclosure of Impairment of Long-Lived Assets

Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise






Service Metrics, Inc.                                                           Reporting Period:       December-2001
                                                                                                         Form: Mor 5
                                    AMENDED
                            ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                  Amount
------------------------------------------------------------------------------------------------------------------------------

Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off

                                                                                                     --------------------
Total Accounts Receivable at the end of the reporting period

                                                                                                     --------------------
------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                           Amount
------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                     --------------------

Total Accounts Receivable
                                                                                                     --------------------

Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                     --------------------

Accounts Receivable (Net)
                                                                                                     ====================


                                                  DEBTOR QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                     Yes          No
------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business                             X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession (1)          X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation           X
    below.

4.  Are workers compensation, general liability and other necessary insurance                     X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account
